Exhibit 99.1

SECOND ADDENDUM TO APPENDIX A OF
FIFTH AMENDED AND RESTATED SERVICE AGREEMENT

This Second Addendum to Appendix A of that certain Fifth Amended and Restated Service Agreement (the "Addendum") is entered into as of this 31st day of May, 2024, by and between Comenity Bank (“Bank”), a Delaware state bank, with its principal place of business at One Righter Parkway, Suite 100, Wilmington, Delaware 19803 and Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3095 Loyalty Circle, Columbus, OH 43219.

RECITALS

WHEREAS, Bank and Servicer entered into that certain Fifth Amended and Restated Service Agreement as of April 1, 2024 (the “Agreement”) to outsource certain services to Servicer; and

WHEREAS, Bank and Servicer desire to modify certain Performance Standards set forth in Exhibit A to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1. Performance Standards. Bank and Servicer agree to amend the Performance Standards set forth in Appendix A to the Agreement, such that certain Performance Standards are hereby amended, added, or deleted as set forth in further detail in Exhibit A hereto.

2. Effective Date: The amendments, additions, and deletions to the Performance Standards, as set forth in Exhibit A hereto, shall be effective as of the first day of the month following the month in which this Addendum is executed.

3. Miscellaneous. Capitalized terms not otherwise defined in this Addendum shall have the meanings assigned to them in the Agreement. Other than as set forth above and in Exhibit A hereto, the parties agree that the Agreement, as amended by this Addendum, shall continue in full force and effect. The parties may execute this Addendum in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

Second Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

    IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their authorized officers effective as of the date first written above.

Comenity Bank

By: /s/ Baron Schlachter
Name: Baron Schlachter
Title: Comenity Bank President

Comenity Servicing LLC

By: /s/ Tammy McConnaughey
Name: Tammy McConnaughey
Title: EVP, Chief Credit Risk and Operations Officer

Second Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

EXHIBIT A

SECTION I: SERVICES AND PERFORMANCE STANDARDS APPLICABLE TO ALL COMENITY BANK PRODUCTS

1.    Amendments and Additions. Set forth below are additional Performance Standards, revisions to existing Performance Standards, and a revision to an existing Service Description, all of which shall be incorporated into Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Amended/ Added
Data Processing
•    Manage all aspects of processing platform(s), including day to day operation, backups and maintenance, and disaster recovery.
•    Provide a 24 X 7 control center/help desk facility to monitor and manage data processing operations on behalf of Bank.
•    Ensure availability of the Enterprise Data Warehouse (“EDW”) and Enterprise Data Hub ("EDH"). The EDW and EDH are used to compile and store all data generated as part of operations of the bank.
•    Manage incoming data transmission, online reports and files from specified contractual sources within the specified timeframes.
	N/A	N/A	Amended Service Description
	95% of Online files updated by 2:00AM (CTZ).	M	Added
	100% of Online files updated by 4:00AM (CTZ).	M	Added
	Initiate transfer of 95% Daily Outgoing transmissions by specified time.	M	Added
	Initiate transfer of 100% Monthly Outgoing transmissions by specified time.	M	Added
	Initiate transfer of 95% PLP Services Files by specified time.	M	Added
Second Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

Information Technology Services/Outsourcing
•    Provide Information Technology services, platform, network, including telecommunications through a secure environment, which can be outsourced to third and fourth parties, including but not limited to:

•    Timely Incident Restoration.
•    Unix/Linux Server Availability.
•    Windows Server Availability.
•    Mainframe Availability.
•    Critical Application Availability.
•    Data/Voice Connectivity Availability.
•    Stability of Integration Hub API’s Supporting Critical Applications.
•    Implementation of Critical Security Updates/Patches.
•    Completion of Critical Batches.
•    Authorizations.
•    Account maintenance through self-service or Care Center Associate.
•    Other IT services as needed.

•    Provide IT Quality services as listed below:
•    Provide management of production defects.
•    Maintain tracking of Critical and High defects.
•    Maintain listing of critical applications supporting the Bank.
•    Maintain oversight of critical application performance.
•    Provide monitoring of IT fixes implemented.
•    Other IT Quality Services, as requested.
Maintain 98.5% availability of First Dispute.	M	Amended
Maintain 99% Solution Builder (eCustomer Service) availability.	M	Amended
PLP Services - Maintain 99.9% Rewards Website Fulfillment availability.	M	Added
PLP Services - Maintain 99.9% Partner API Availability.	M	Added
PLP Services - Maintain 99.9% Agent Portal availability.	M	Added
FCRM – OFAC Response: 99% of GO response within 750ms, 100% of GO response within 1s (100%) for GO response.	M	Added
FCRM – SAR Reporting: 100% of reporting sent to FinCen within 1 day of receipt.	M	Added
Restful Web Services System Responsiveness: Tier 1 - 98% within 250ms/min 96%, Tier 2 - 97% within 500ms/min 95%, Tier 3 - 97% within 1000ms/min 95%.	M	Added
Maintain 98.5% Availability of First Track.	M	Added
Maintain 99.9% Availability of DDA.	M	Added

Second Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

SECTION II: SERVICES AND PERFORMANCE STANDARDS APPLICABLE TO REVOLVING CREDIT CARDS

2.    Additions. Set forth below are additional Performance Standards, all of which shall be incorporated into Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Amended/ Added
Customer Communications
•    Produce and mail customer communications; including periodic statements and dunning letters, customer service correspondence, adverse action letters and change of terms notices.
•    Ensure accuracy and timeliness of customer communications.
	DDA Timeliness: 99.9% of documents will be made available within 24 hours of the applicable Daily Fully Composed AFP Statement File transmission; 100% of documents will be made available within 32 hours of the applicable Daily Fully Composed AFP Statement File transmission.	M	Added
Second Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

Customer Service
•    Process all customer inquiries (received via telephone/mail/fax/electronic), including a toll free customer inquiry number.
•    Respond to billing inquiries, account disputes and adjustments, billing error resolution, provision of duplicate copies of billing documentation (as requested).
•    Serve as a liaison between customers and clients for communication of product/service disputes.
•    Provide call resolution support.
•    Timely fulfillment of Gift Card, eCertificate, Merchandise orders.
PLP Services - Calls answered timeliness: Answer 80% of calls within 30 seconds.	M	Added
PLP Services - Statement Credit Timeliness: 99% of credits delivered within 1 business day, 100% of credits delivered within 3 business days.	M	Added
PLP Services - Direct Deposit timeliness: 99% of deposits delivered within 1 business day, 100% of deposits delivered within 3 business days.	M	Added
PLP Services - Redemption Processing timeliness: 100% of redemptions processed within 24 hours of when the redemption file is received.	M	Added
PLP Services - Certificate Fulfillment timeliness: 100% of certificates fulfilled for all valid and applicable accounts within 24 hours.	M	Added
PLP Services - Catalog Order Merchandise Shipment (Min. Volume Threshold): 90% of merchandise shipped within 3 business days, 99% of merchandise shipped within 10 business days, 100% of merchandise shipped within 30 business days.	M	Added
PLP Services - Catalog Order In-store pickup (Min. Volume Threshold): 90% fulfilled within 6 business hours, 99% of orders fulfilled within 3 business days, 100% of orders fulfilled within 30 business days.	M	Added
PLP Services - Physical Gift Card Shipment (Min. Volume Threshold): 90% of gift cards shipped within 5 business days, 99% of gift cards shipped within 10 business days.	M	Added
PLP Services - e-Gift Card Delivery (Min. Volume Threshold): 90% of e-Gift cards delivered within 6 business hours, 99% of e-Gift cards delivered within 3 business days, 100% of e-Gift cards delivered within 30 business days.	M	Added

Second Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

SECTION II: SERVICES AND PERFORMANCE STANDARDS APPLICABLE TO REVOLVING CREDIT CARDS

3.    Deletions. Set forth below are Performance Standards which shall be deleted from Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Deleted
Customer Service
•     Process all customer inquiries (received via telephone/mail/fax/electronic), including a toll free customer inquiry number.
•    Respond to billing inquiries, account disputes and adjustments, billing error resolution, provision of duplicate copies of billing documentation (as requested).
•    Serve as a liaison between customers and clients for communication of product/service disputes.
•    Provide call resolution support.
•    Timely fulfillment of Gift Card, eCertificate, Merchandise orders.
	99% of Merchandise shipped 12 days of order date.	M	Deleted
	95% of Merchandise shipped 4 days of order date.	M	Deleted
	99% of Merchandise instore pickup 4 days of order date.	M	Deleted
	95% of Merchandise instore pickup 8 hours of order date.	M	Deleted
	99% of Gift card orders shipped in 12 business days.	M	Deleted
	95% of Gift card orders shipped in 6 business days.	M	Deleted
	95% of Gift card eCert orders sent in 8 business hours.	M	Deleted
	99% of Gift card eCert orders sent in 4 business days.	M	Deleted

Second Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank